UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

April 8, 2013 (April 8, 2013)

DATE OF ORIGINAL REPORT (DATE OF EARLIEST EVENT REPORTED)

HST Global, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

NEVADA

(STATE OR OTHER JURISDICTION OF INCORPORATION)

000-15303

73-1215433

(COMMISSION FILE NUMBER)

(IRS EMPLOYER IDENTIFICATION NO.)

150 Research Drive, Hampton, VA 23666

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)

757-766-6100

Registrant's telephone number, including area code:

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

New independent registered public accounting firm

On April 5, 2013 HST Global, Inc. (the “Company”) dismissed Madsen & Associates CPA’s, Inc. (“Madsen”) as its independent registered public accounting firm, due to the retirement of its principal. On April 8, 2013, the Company engaged Sadler, Gibb & Associates, LLC (“Sadler Gibb”) as its new independent registered public accounting firm for the Company’s fiscal year ending December 31, 2012.  The decision to engage Sadler Gibb as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Sadler Gibb regarding either:

1.

the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Sadler Gibb concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.

any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The audit reports of Madsen on the consolidated financial statements of the Company as of and for the years ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

Madsen’s report on the consolidated financial statements of the Company as of and for the year ended December 31, 2011 contained a separate paragraph stating,

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company does not have the necessary working capital to service its debt and for its planned activity, which raises substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note 11 to the financial statements.  These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audits of the years ended December 31, 2011 and 2010, and through the date of their dismissal , there were no disagreements between the Company and Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen, would have caused Madsen to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements.

During the two most recent fiscal years, and through the acquisition date, there were no “reportable events” with respect to the Company as that term is defined in item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Company provided a copy of the foregoing disclosures to Madsen & Associates and requested that Madsen & Associates furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this Item 4.01.  A copy of that letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

The following Exhibits are included herein:

Exhibit No.	Description
16.1	Letter from Madsen & Associates dated April 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 8, 2013

HST GLOBAL, INC.

(Registrant)

By:

Ron Howell

Chief Executive Officer